UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2018

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 24, 2018, Prologis, Inc.’s (the “Company”) operating partnership Prologis, L.P. (the “Operating Partnership”) priced an offering of €400,000,000 aggregate principal amount of its Floating Rate Notes due 2020 (the “Notes”). In connection with the offering, the Company and the Operating Partnership entered into an Underwriting Agreement, dated January 24, 2018 (the “Underwriting Agreement”), with Merrill Lynch International as the underwriter (the “Underwriter”), pursuant to which the Operating Partnership agreed to sell and the Underwriter agreed to purchase the Notes, subject to and upon the terms and conditions set forth therein. A copy of the Underwriting Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.

The Notes are being issued under an indenture, dated as of June 8, 2011 (the “Base Indenture”), among the Company, the Operating Partnership and U.S. Bank National Association, as trustee, as supplemented by the first supplemental indenture, dated as of June 8, 2011, the second supplemental indenture, dated as of June 8, 2011, the third supplemental indenture, dated as of June 8, 2011, the fourth supplemental indenture, dated as of June 8, 2011, the fifth supplemental indenture, dated as of August 15, 2013, the sixth supplemental indenture, dated as of December 3, 2013, the seventh supplemental indenture, dated as of February 20, 2014, and the eighth supplemental indenture, dated as of June 7, 2017 (the Base Indenture, as supplemented by the first, second, third, fourth, fifth, sixth, seventh and eighth supplemental indentures, the “Indenture”).

The issuance and sale of the Notes is expected to close on January 29, 2018. The net proceeds to the Operating Partnership from the sale of the Notes, after the Underwriter’s discount and offering expenses, are estimated to be approximately €401 million, or $490 million, based on the euro/U.S. dollar rate of exchange as of January 19, 2018. The Operating Partnership intends to use the net proceeds for general corporate purposes, including to repay or repurchase other indebtedness. In the short term, the Operating Partnership intends to use the net proceeds to repay borrowings under its multi-currency senior term loan.

The per annum interest rate on the Notes will be reset quarterly based on the three-month EURIBOR plus 25 basis points and mature on January 29, 2020. Interest on the Notes is payable quarterly in arrears on January 29, April 29, July 29 and October 29 of each year, beginning on April 29, 2018. The Notes will be senior unsecured obligations of the Operating Partnership and will be fully and unconditionally guaranteed by the Company.

The Notes will be redeemable in whole, at any time, or in part, from time to time, on or after December 29, 2019 at the option of the Operating Partnership, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, on the principal amount being redeemed to, but excluding, the redemption date.

The Indenture governing the Notes restricts, among other things, the Operating Partnership’s ability to incur additional indebtedness and to merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of substantially all of its assets.

The Notes are being issued pursuant to the Registration Statement (File No. 333-216491) that the Company and the Operating Partnership filed with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of the Company and the Operating Partnership pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with filing with the SEC a definitive prospectus supplement, dated January 24, 2018, and base prospectus, dated March 7, 2017, relating to the public offering of the Notes and corresponding guarantees, the Company and the Operating Partnership are filing the Underwriting Agreement, the form of the Officers’ Certificate related to the Notes, the form of the Notes and certain other exhibits with this Current Report of Form 8-K as an exhibit to such Registration Statement. See “Item 9.01 – Financial Statements and Exhibits.”

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 is incorporated herein by reference.

Item 8.01. Other Events

Supplemental United States Federal Income Tax Considerations

The Company and the Operating Partnership are filing as Exhibit 99.1 (incorporated by reference herein) a summary of the tax changes in the Tax Cuts and Jobs Act (the “TCJA”) that was passed by Congress on December 20, 2017 and signed into law by President Trump on December 22, 2017. This summary of the TCJA supplements and modifies prior descriptions of the U.S. federal income tax treatment of the Company and the Operating Partnership and their respective security holders in our current registration statements, including those registration statements relating to the exchange of common stock of the Company upon redemption of partnership interests in the Operating Partnership.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.	The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 24, 2018, among Prologis, L.P., Prologis, Inc. and Merrill Lynch International, as underwriter.

4.1	Form of Officers’ Certificate related to Floating Rate Notes due 2020.

4.2	Form of Floating Rate Notes due 2020.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

99.1	Supplemental United States Federal Income Tax Consideration.

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 24, 2018, among Prologis, L.P., Prologis, Inc. and Merrill Lynch International, as underwriter.

4.1	Form of Officers’ Certificate related to Floating Rate Notes due 2020.

4.2	Form of Floating Rate Notes due 2020.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

99.1	Supplemental United States Federal Income Tax Consideration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: January 26, 2018	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones
Title: Senior Vice President, Associate General Counsel

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

Date: January 26, 2018	By:	/s/ Deborah K. Briones
Name: Deborah K. Briones
Title: Senior Vice President, Associate General Counsel